Exhibit 99.1

IronNet Completes Business Combination with LGL Systems Acquisition Corp.

IronNet, the leader in Collective Defense, is creating a new market in cybersecurity to protect companies, sectors and nations.

IronNet to begin trading on the NYSE under symbol “IRNT” on August 27, 2021.

McLean, VA (August 27, 2021) – IronNet, Inc. (NYSE: IRNT) (“IronNet”), an innovative leader transforming cybersecurity through Collective Defense, announced today that it has completed its previously announced business combination with LGL Systems Acquisition Corp (“LGL”).

The transaction was unanimously approved by LGL’s Board of Directors and was approved at a special meeting of LGL stockholders on August 26, 2021. In connection with the closing, LGL changed its name to IronNet, Inc. (“IronNet” or the “Company”). The ticker symbols for the previously outstanding common stock and warrants of LGL will change from “DFNS” and “DFNS.WS” to “IRNT” and “IRNT.WS” and will begin trading as such on the New York Stock Exchange on August 27, 2021.

Founded in 2014, IronNet offers a radically different operational model for cybersecurity defense that enables companies to break away from having to defend in isolation – a dramatically different way to address a market that is expected to grow from $25 billion to $40 billion over the next three years. IronNet has a proven ability to detect hidden intrusions that no other tools can see and a real-time threat sharing platform that brings speed and precision to security teams and, for the first time, enables companies to detect and collaborate in real time. This provides the cybersecurity industry’s first “network effect” go-to-market strategy and builds on the company’s subscription-based recurring revenue financial model.

Amid the backdrop of a series of U.S. presidential-level cybersecurity initiatives — including three recent Executive Orders and a high-profile summit focused on improving cyber resilience across public and private sectors— IronNet is entering the public market at a time of rapidly escalating demand for effective cyber defense.

GEN (Ret.) Keith Alexander, Founder and co-Chief Executive Officer of IronNet, said, “We are excited to complete this business combination, which will position IronNet to truly transform and scale cyber defense for more organizations around the world. As a public company, we intend to apply our increased financial resources to accelerate product innovation for our customers and expand our portfolio of offerings. We are grateful to LGL for their support of IronNet and their faith in our mission, and we look forward to making the world a safer place with Collective Defense.”

IronNet’s current customers include influential organizations in both public and private sectors, including critical infrastructure segments such as the financial services, healthcare, telecommunications and energy industries, as well as in emerging industries such as the commercial space sector, which IronNet highlighted in July with the announcement of the first Collective Defense Community for Space. IronNet is seeing adoption of Collective Defense internationally in EMEA — with the UK Healthcare Collective Defense Community, which includes hospitals and research facilities and is managed by MSSP and IronNet customer ITC Secure — and in Asia with global organizations such as SATS, Asia’s leading provider of food solutions and gateway services for airlines and other institutions in over 14 countries across Asia Pacific, the UK, and the Middle East.

Rob LaPenta, Managing Partner of Aston Capital LLC and former co-CEO of LGL, said, “I am proud to be affiliated with IronNet and the significant technology impact that they bring to the cybersecurity market. This is great news for organizations in their defense against ongoing cyberattacks, and we are confident they will indeed transform cybersecurity.” LaPenta, along with Mary Gallagher, former CFO of Sikorsky Aircraft and former LGL board member, joins IronNet’s Board of Directors effective immediately.

William Welch, co-CEO of IronNet, added, “There has never been a more relevant time to expand our operations at IronNet and realize our vision in the market. Every day we see news headlines that reinforce the need for why we started this company – to offer detection technology and sharing capabilities that turn the tide against increasingly aggressive cyber attackers. Every day, organizations are being victimized by cyberattacks all over the world — organizations that IronNet is well positioned to bring together for a more effective defense.”

Transaction Overview

The transaction results in gross proceeds of approximately $136.7 million to IronNet, which includes cash from LGL’s former trust account and proceeds from a private investment in public equity (PIPE) transaction funded concurrently with the closing of the business acquisition. IronNet will use the proceeds to generally support continued global growth. All IronNet shareholders have rolled 100% of their equity holdings into the new public company.

IronNet’s legacy senior management team will continue to lead the now combined company, including GEN (Ret.) Keith Alexander (Founder and co-Chief Executive Officer), William Welch (co-Chief Executive Officer), James Gerber (Chief Financial Officer), Scott Alridge (Chief Legal Officer), Don Closser (Chief Product Officer), Russell Cobb (Chief Marketing Officer), Sean Foster (Chief Revenue Officer), George Lamont (co-Founder, Chief Information Officer and Chief Information Security Officer), and Melissa Logsdon (Chief People Officer).

IronNet’s Board of Directors will be comprised of 11 members, nine of whom are “independent directors” as defined in the NYSE listing standards and applicable U.S. Securities and Exchange Commission (“SEC”) rules.

A more detailed description of the transaction can be found in the definitive proxy statement filed by LGL with the SEC on August 6, 2021.

About IronNet

Founded in 2014 by GEN (Ret.) Keith Alexander, IronNet, Inc. (NYSE: “IRNT”) is a global cybersecurity leader that is transforming how organizations secure their networks by delivering the first-ever Collective Defense platform operating at scale. Employing a high number of former NSA cybersecurity operators with offensive and defensive cyber experience, IronNet integrates deep tradecraft knowledge into its industry-leading products to solve the most challenging cyber problems facing the world today. For more information, visit www.ironnet.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding IronNet’s future performance, the business strategy of the combined company and IronNet’s ability to transform cybersecurity, the expansion of the cybersecurity market and IronNet’s expected use of proceeds from the transaction. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside IronNet’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of the business combination; IronNet’s ability to execute on its plans to develop and market new products and the timing of these development programs; IronNet’s estimates of the size of the markets for its products; the rate and degree of market acceptance of IronNet’s products; the success of other competing technologies that may become available; IronNet’s ability to identify and integrate acquisitions; the performance of IronNet’s products; potential litigation involving LGL or IronNet; and general economic and market conditions impacting demand for IronNet’s products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” in LGL’s proxy statement/prospectus filed with the Securities and Exchange Commission (SEC) pursuant to Rule 424(b)(3) on August 6, 2021, as well as other documents to be filed by IronNet from time to time with the SEC. The proxy statement/prospectus identifies and addresses, and the other filings from time to time may identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither LGL nor IronNet undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

IronNet Contacts:

IronNet Investor Contact: Nancy Fazioli: IR@ironnet.com

IronNet Media Contact: Phil Denning / Nora Flaherty: IronNetPR@ICRinc.com